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                                                                    EXHIBIT 99.1



                         CERTIFICATION OF ANNUAL REPORT


I, Robert W. Duggan, Chief Executive Officer of Computer Motion, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to the best of my knowledge, that:

(1) The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 28, 2002                        COMPUTER MOTION, INC.


                                            By: /s/ Robert W. Duggan
                                            Robert W. Duggan
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer